Emerging Markets Equities Fund, Inc. Statement of Additional Information Supplement August 1, 2025 (for the most recent statement of additional information)

Under the heading “Nonfundamental policies” in the “Fund policies” section of the statement of additional information, the following sentence is deleted in its entirety:

The fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the fund’s net assets.

Keep this supplement with your statement of additional information.

Lit No. MFGESU-001-0825O CGD/10149-S109429